                                                                    EXHIBIT 4.14

                                                                  EXECUTION COPY

                          AMENDMENT NO. 4 AND WAIVER
                TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS AMENDMENT NO. 4 AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of October 14, 1999 by and among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), GASBOY INTERNATIONAL, INC., a Pennsylvania corporation ("Gasboy"), TOKHEIM-SOFITAM S.A., a societe anonyme organized under the laws of France ("Tokheim-Sofitam"), TOKHEIM SOFITAM APPLICATIONS S.A., a societe anonyme organized under the laws of France ("Sofitam Applications"), the financial institutions listed on the signature pages hereof (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, formerly known as NBD BANK, N.A., in its individual capacity as a Lender and as contractual representative on behalf of the Lenders (the "Administrative Agent"), CREDIT LYONNAIS, as Documentation and Collateral Agent, and BANKERS TRUST COMPANY, as Co-Syndication Agent under that certain Second Amended and Restated Credit Agreement dated as of December 14, 1998 by and among the Company, Gasboy, Tokheim-Sofitam, Sofitam Applications, the Lenders, the Administrative Agent, the Documentation and Collateral Agent, and the Co-Syndication Agent, as amended by an Amendment No. 1, an Amendment No. 2 and an Amendment No. 3, dated as of January 11, 1999, March 1, 1999 and February 27, 1999, respectively (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                  WITNESSETH

          WHEREAS, the Company, Gasboy, Tokheim-Sofitam, Sofitam Applications, the Lenders, the Administrative Agent, the Documentation and Collateral Agent, and the Co-Syndication Agent are parties to the Credit Agreement;

          WHEREAS, the Company has notified the Administrative Agent and the Lenders that the Company may be in violation of the financial covenants set forth in Sections 6.12, 6.23, 6.24, 6.25, and 6.33 of the Credit Agreement, in each case, for the fiscal quarter ending on August 31, 1999;

          WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders waive the "Applicable Defaults" (as described below) and amend the Credit Agreement in certain respects, and the Required Lenders and the Administrative Agent are willing to waive the Applicable Defaults and to amend the Credit Agreement on the terms and conditions set forth herein, it being expressly understood that the waiver set forth herein shall in no event constitute a waiver by the Lenders or the Administrative Agent of any other breach of the Credit Agreement or any of the Lenders' or Administrative Agent's rights or remedies with respect thereto;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Gasboy, Tokheim-Sofitam, Sofitam Applications, the Administrative Agent and the Required Lenders have agreed to the following amendments to the Credit
Agreement:

     1. Amendments to Credit Agreement. Effective as of October 14, 1999 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

          1.1. Section 1.1 of the Credit Agreement is hereby amended (i) to delete the phrase "four" now appearing in clause (x) of the definition of "EBITDA", and to substitute the following therefor: "nine"; and (ii) to insert the following immediately prior to the period (".") now appearing at the end of the first sentence of the definition of "Fixed Charge Coverage Ratio":

          ", minus (f) for the four-quarter period ending on November 30, 1999, the current portion of the Term Loans in an amount not to exceed $50,000,000".

          1.2. Section 2.1.1(i) of the Credit Agreement is hereby amended to delete the phrase ", or, after the Agent has concluded that the syndication process has been completed with Lenders that can Lend the Agreed Currencies or the Revolving Loan restructured to provide a tranche to be provided by Lenders that can provide the Agreed Currencies," now appearing therein, and to substitute the following therefor:

          ", or, unless the Administrative Agent has notified the Company in writing that the Administrative Agent has determined that Eurocurrency Loans in currencies other than Dollars shall not be available (a copy of which notice shall be delivered to each of the Lenders) and such notice has not been terminated by the Administrative Agent in writing,".

          1.3. Section 2.1.2(i) of the Credit Agreement is hereby amended to delete the word "or" now appearing immediately after the phrase "to the Company in Dollars" in the first sentence thereof, and to substitute the following therefor:

          ", or, unless the Administrative Agent has notified the Company in writing that the Administrative Agent has determined that Swing Loans in currencies other than Dollars shall not be available (a copy of which notice shall be delivered to each of the Lenders) and such notice has not been terminated by the Administrative Agent in writing,".

          1.4. Section 2.1.4(i) of the Credit Agreement is hereby amended to delete the word "Upon" now appearing at the beginning thereof, and to substitute the following therefor:

          "Unless the Administrative Agent has notified the Company in writing that the Administrative Agent has determined that Alternate Currency Loans shall not be available (a copy of which notice shall be delivered to each of the Lenders and the Alternate Currency Banks) and such notice has not been terminated by the Administrative Agent in writing, upon".

          1.5. Section 2.5.3(B)(i)(d) of the Credit Agreement is hereby amended to delete the phrase "[Intentionally Omitted]" now appearing therein, and to substitute the following therefor:

          "On or before January 25, 2000, and exclusive of any mandatory prepayment required pursuant to Section 2.5.3(B)(i)(a) or (c), the Company shall make a mandatory prepayment of the Term Loans in an amount not less than $50,000,000, and without duplication with respect to any amounts paid as a mandatory prepayment pursuant to Section 2.5.3(B)(i)(b)(i)".

          1.6. Section 2.6.1(a) of the Credit Agreement is hereby amended to delete the word "or Agreed Currency" now appearing after the phrase "it is denominated in Dollars" now appearing in the second proviso thereof, and to substitute the following therefor:

          "or, unless the Administrative Agent has notified the Company in writing that the Administrative Agent has determined that Letters of Credit in currencies other than Dollars shall not be available (a copy of which notice shall be delivered to each of the Lenders) and such notice has not been terminated by the Administrative Agent in writing, an Agreed Currency".

          1.7. Section 6.1(ii) of the Credit Agreement is hereby amended (i) to delete the phrase "60 days" now appearing therein, and to substitute the following therefor: "45 days", and (ii) to delete the phrase "and consolidating" now appearing therein.

          1.8. Section 6.1(vii) of the Credit Agreement is hereby amended to delete the phrase "ninety (90) days after the beginning of each fiscal year commencing with the fiscal year beginning December 1, 1999" now appearing therein, and to substitute the following therefor:

          "December 31, 1999 for the fiscal year beginning December 1, 1999, and not later than ninety (90) days after the beginning of each subsequent fiscal year,"

          1.9. Section 6.1(ix) of the Credit Agreement is hereby deleted in its entirety, and the following new clauses (ix) and (x) are substituted therefor:

        "(ix) As soon as practicable, and in any event within sixty (60) days after the calendar month ending on November 30, 1999 (other than the cash forecast described below for such calendar month which shall be delivered within thirty (30) days after such calendar month), and within thirty (30) days after the close of each subsequent calendar month, with sufficient copies for the Lenders, copies of internal management financial statements for the most recently completed calendar month, together with unaudited consolidated income statements and balance sheets as of the end of such prior calendar month, cash forecast (including sources and uses) for the next succeeding calendar month, and an update on synergies, in each case with respect to the Borrower and the Consolidated Subsidiaries.

          (x) On or before January 25, 2000, for itself and the Consolidated Subsidiaries, unaudited balance sheets as at the close of the fiscal quarter ending on November 30, 1999 and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by its Financial Officer, together with a compliance certificate in substantially the form of Exhibit I hereto signed by its Financial Officer showing the calculations necessary to determine compliance with Section
               6.23 and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof."

         1.10 Section 6.12 is hereby deleted in its entirety, and the following is substituted therefor:

         "     6.12. Consolidated Net Worth. The Company shall maintain, as of the end of each fiscal quarter, Consolidated Net Worth of not less than:

               (A) for the fiscal quarter ending on or about November 30, 1999, the sum of (i) $60,000,000 plus (ii) 100% of Net Cash Proceeds received after the Effective Date through November 30, 1999 from the issuance of Capital Stock of the Company or any of its Subsidiaries to any Person other than the Company or its Subsidiaries;

               (B) for the fiscal quarter ending on or about February 29, 2000, the sum of (i) $100,000,000 plus (ii) an amount equal to (x) 100% of Net Cash Proceeds received after the Effective Date through February 29, 2000 from the issuance of Capital Stock of the Company or any of its Subsidiaries to any Person other than the Company or its Subsidiaries, minus (y) $50,000,000, minus (z) any amounts used to redeem the Seller Equity Interests;

               (C) for the fiscal quarter ending on or about May 31, 2000, the sum of (i) $103,000,000 plus (ii) an amount equal to (x) 100% of Net Cash Proceeds received after the Effective Date through May 31, 2000 from the issuance of Capital Stock of the Company or any of its Subsidiaries to any Person other than the Company or its Subsidiaries, minus (y) $50,000,000, minus (z) any amounts used to redeem the Seller Equity Interests;

               (D) for the fiscal quarter ending on or about August 31, 2000, the sum of (i) $106,000,000 plus (ii) an amount equal to
                     (x) 100% of Net Cash Proceeds received after the Effective Date through August 31, 2000 from the issuance of Capital Stock of the Company or any of its Subsidiaries to any Person other than the Company or its Subsidiaries, minus
                     (y) $50,000,000, minus (z) any amounts used to redeem the Seller Equity Interests; and

               (E) for each fiscal quarter thereafter, the sum of (i) $118,000,000 plus (ii) sixty percent (60%) of Consolidated Net Income (if positive) for each fiscal year of the Company commencing with the fiscal year ending on or about November 30, 2000 and concluding with the fiscal year ending most recently prior to the date of determination but without deduction for any fiscal year in which there is a loss plus (iii) an amount equal to (x) 100% of Net Cash Proceeds received after the Effective Date from the issuance of Capital Stock of the Company or any of its Subsidiaries to any Person other than the Company or its Subsidiaries, minus (y) $50,000,000, minus (z) any amounts used to redeem the Seller Equity Interests."

          1.11. Section 6.23 is hereby deleted in its entirety, and the following is substituted therefor:

               "6.23 Leverage Ratio and Senior Leverage Ratio. (a) At any and all times, the Company shall not permit the Leverage Ratio to exceed the amounts set forth below during the fiscal periods set forth below:


          Fiscal Quarter Ending On or About
          the Dates Set Forth Below:               Maximum Ratio
          --------------------------               -------------

          November 30, 1999                        7.00 to 1.00


          February 29, 2000                        5.60 to 1.00
          May 31, 2000                             5.00 to 1.00
          August 31, 2000                          4.75 to 1.00
          November 30, 2000                        4.25 to 1.00

          February 28, 2001                        4.00 to 1.00
          May 31, 2001                             4.00 to 1.00
          August 31, 2001                          4.00 to 1.00
          November 30, 2001                        3.50 to 1.00

          February 28, 2002                        3.50 to 1.00
          May 31, 2002                             3.50 to 1.00
          August 31, 2002                          3.50 to 1.00

          And at all times
          during each fiscal quarter thereafter    3.0 to 1.00

                    (b) At any and all times, the Company shall not permit the Senior Leverage Ratio to exceed the amounts set forth below during the fiscal periods set forth below:


          Fiscal Quarter Ending On or About
          the Dates Set Forth Below:               Maximum Ratio
          --------------------------               -------------

          November 30, 1999                        3.75 to 1.00


          February 29, 2000                        2.75 to 1.00
          May 31, 2000                             2.50 to 1.00
          August 31, 2000                          2.25 to 1.00
          November 30, 2000                        2.00 to 1.00

          And at all times
          during each fiscal quarter thereafter    2.00 to 1.00

          The Leverage Ratio and Senior Leverage Ratio shall be calculated, in each case, as of the last day of each fiscal quarter based upon (A) for Indebtedness, Indebtedness as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the four-quarter period ending on such day."

          1.12. Section 6.24 is hereby deleted in its entirety, and the following is substituted therefor:

                 "6.24 Interest Expense Coverage Ratio . The Company shall not permit the Interest Expense Coverage Ratio to be less than the amounts set forth below for the fiscal periods set forth below:


          Fiscal Quarter Ending On or About
          the Dates Set Forth Below:                        Minimum Ratio
          --------------------------                        -------------

          November 30, 1999                                  1.25 to 1.00

          February 29, 2000                                  1.50 to 1.00

          May 31, 2000                                       1.65 to 1.00

          August 31, 2000                                    1.75 to 1.00

          November 30, 2000                                  2.00 to 1.00

          February 28, 2001 through November 30, 2001        2.25 to 1.00

          And for each fiscal quarter ending thereafter      2.50 to 1.00"

          1.13. Section 6.25 is hereby deleted in its entirety, and the following is substituted therefor:


                 "6.25   Fixed Charge Coverage Ratio. The Company shall not
          permit the Fixed Charge Coverage Ratio to be less than the amounts set forth below for the fiscal periods set forth below:


          Fiscal Quarter Ending On or About
          the Dates Set Forth Below:                        Minimum Ratio
          ---------------------------------                 -------------
          November 30, 1999                                 0.80 to 1.00

          February 29, 2000                                 0.90 to 1.00

          May 31, 2000                                      1.00 to 1.00

          August 31, 2000                                   1.10 to 1.00

          November 30, 2000 through November 30, 2001       1.20 to 1.00

          And for each fiscal quarter ending thereafter    1.25 to 1.00"


          1.14. Section 6.33 is hereby deleted in its entirety, and the following is substituted therefor:

                 "6.33. Minimum EBITDA. The Company shall not permit EBITDA to be less than the amounts set forth below for the fiscal periods ending on the dates set forth below:


          Fiscal Quarter Ending on or About
          the Dates Set Forth Below:                   Minimum EBITDA
          --------------------------                   --------------


          November 30, 1999                            $ 63,000,000

          February 29, 2000                            $ 70,000,000
          May 31, 2000                                 $ 76,000,000
          August 31, 2000                              $ 83,000,000
          November 30, 2000                            $ 90,000,000

          February 28, 2001                            $ 92,000,000
          May 31, 2001                                 $ 94,000,000
          August 31, 2001                              $ 97,000,000
          November 30, 2001 and each fiscal quarter
            thereafter                                 $100,000,000

          In each case, EBITDA shall be determined as of the last day of each fiscal quarter then ended for the four fiscal quarter period ending on such date."

          1.15. Section 7.3 of the Credit Agreement is hereby amended to insert immediately prior to the period (".") now appearing at the end thereof, the following: "and 6.1(x)".

          1.16. Section 7.4 of the Credit Agreement is hereby amended to insert immediately after the phrase "Section 6.1" appearing therein, the following: "(other than Section 6.1(x))".

     2.  Waiver.

          2.1 Upon the effectiveness of this Amendment in accordance with the provisions of Section 3 below, the Administrative Agent and the Required Lenders hereby waive permanently any violation of the financial covenants set forth in Sections 6.12, 6.23, 6.24, 6.25, and 6.33 of the Credit Agreement, in each case, for the fiscal quarter ending on August 31, 1999 (collectively, the "Applicable Defaults"), and the Lenders' and the Administrative Agent's rights and remedies arising therefrom.

     3. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of October 14, 1999 upon (a) the delivery of (i) duly executed originals of this Amendment from the Required Lenders, Gasboy, Tokheim-Sofitam, Sofitam Applications and the Company and (ii) duly executed originals of a Reaffirmation in the form of Exhibit A attached hereto from Tokheim Automation Corporation, Envirotronic Systems, Inc., Tokheim Investment Corp., Sunbelt Hose & Petroleum Equipment, Inc., Gasboy, Tokheim-Sofitam, Sofitam Applications, Management Solutions, Inc., Tokheim Equipment Corporation, and Tokheim RPS, LLC, and (b) the payment of all the Amendment Fee described in Section 4 below and any other fees payable by the Company in connection herewith.

     4. Amendment Fee. Each Lender that delivers a duly executed signature page to this Amendment to James E. Clark or Robert J. Lewis, Sidley & Austin (fax: 312-853-7036) by 5:00 p.m. (Chicago time) on October 14, 1999, shall be entitled to an Amendment Fee of 0.25% of such Lender's Commitment (as defined in the Credit Agreement) as in effect on October 14, 1999; provided, that the first Lenders (other than the Administrative Agent) that deliver duly executed signature pages as described above (as determined by the time-stamp on such facsimile signature pages) and whose aggregate Percentages when added to the Percentage of the Administrative Agent first exceed fifty percent (50%) shall be entitled to an additional fee of 0.05% of such Lender's Commitment as in effect on October 14, 1999; provided, however, that no such Amendment Fee or additional fee shall be payable unless this Amendment is approved by the Required Lenders by 5:00 p.m. (Chicago time) on October 14, 1999 and by the Company. The Amendment Fee shall be due and payable on the date the Company executes this Amendment.

     5. Representations and Warranties of the Company. The Company, Gasboy, Tokheim-Sofitam and Sofitam Applications (each a "Credit Party") hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, each Credit Party hereby reaffirm all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (unless expressly made as of a different date).

     6.   Reference to the Effect on the Credit Agreement.

          6.1. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Second Amended and Restated Credit Agreement dated as of December 14, 1998, as amended previously and as amended hereby.

          6.2. Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          6.3. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein with respect to the Applicable Defaults, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     7. Costs and Expenses. The Company agrees to pay all reasonable costs, fees and out-of-pocket expenses (including reasonable attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, execution and enforcement of this Amendment.

     8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING WITHOUT LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

     9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                         TOKHEIM CORPORATION, as a Borrower


                         By:  ______________________________
                              Name:
                              Title:


                         GASBOY INTERNATIONAL, INC., as a Borrower


                         By:  ______________________________
                              Name:
                              Title:


                         TOKHEIM-SOFITAM S.A., as a Borrower


                         By:  ______________________________
                              Name:
                              Title:


                         TOKHEIM SOFITAM APPLICATIONS S.A., as a Borrower


                         By:  ______________________________
                              Name:
                              Title:

                         BANK ONE, INDIANA, NATIONAL ASSOCIATION, formerly known as NBD BANK, N.A., as Administrative Agent, as a Lender, as Issuing Lender, and a Swing Loan Lender


                         By:  ______________________________
                              Name:
                              Title:


                         CREDIT LYONNAIS, CHICAGO BRANCH,
                         as Documentation and Collateral Agent and as a Lender


                         By:  ______________________________
                              Name:
                              Title:


                         BANKERS TRUST COMPANY, as Co-Syndication Agent and as a Lender


                         By:  ______________________________
                              Name:
                              Title:


                         ABN AMRO BANK N.V.,  as a Lender


                         By:  ______________________________
                              Name:
                              Title:

                         By:  ______________________________
                              Name:
                              Title:

                         CREDIT AGRICOLE INDOSUEZ, as a Lender


                         By: ______________________________
                             Name:
                             Title:

                         By: ______________________________
                             Name:
                             Title:


                         HARRIS TRUST AND SAVINGS BANK, as a Lender


                         By: ______________________________
                             Name:
                             Title:


                         COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                         EUROPEENNE, as a Lender


                         By: ______________________________
                             Name:
                             Title:


                         MERCANTILE BANK N.A., as a Lender


                         By: ______________________________
                             Name:
                             Title:


                         THE PROVIDENT BANK, as a Lender


                         By: ______________________________
                             Name:
                             Title:

                         FINOVA CAPITAL CORPORATION, as a Lender


                         By: ______________________________
                             Name:
                             Title:


                         IMPERIAL BANK, as a Lender


                         By: ______________________________
                             Name:
                             Title:


                         NATEXIS BANQUE BFCE, as a Lender

                         By: ______________________________
                             Name:
                             Title:

                         By: ______________________________
                             Name:
                             Title:


                         BANK POLSKA KASA OPIEKI S.A. - PEKAO S.A.
                         GROUP, NEW YORK BRANCH, as a Lender


                         By: ______________________________
                             Name:
                             Title:


                         SENIOR DEBT PORTFOLIO, as a Lender
                         By: Boston Management and Research, as Investment
                             Advisor

                         By: ______________________________
                             Name:
                             Title:

                         EATON VANCE SENIOR INCOME TRUST, as
                         By: Eaton Vance Management as
                             Investment Advisor

                         By: ______________________________
                             Name:
                             Title:


                         OXFORD STRATEGIC INCOME FUND, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: ______________________________
                             Name:
                             Title:


                         OCTAGON LOAN TRUST, as a Lender
                         By: Octagon Credit Investors, as Manager


                         By: ______________________________
                             Name:
                             Title:


                         OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender


                         By: ______________________________
                             Name:
                             Title:

                         INDOSUEZ CAPITAL FUNDING IIA, LIMITED, as
                         a Lender
                         By: Indosuez Capital Luxembourg, as Collateral Manager


                         By: ______________________________
                             Name:
                             Title:

                         INDOSUEZ CAPITAL FUNDING IV, LP, as a Lender
                         By: Indosuez Capital Luxembourg, as Collateral
                             Manager


                         By: ______________________________
                             Name:
                             Title:


                         ALLIANCE INVESTMENT OPPORTUNITIES FUND,
                         L.L.C., as a Lender
                         By: ALLIANCE INVESTMENT
                             OPPORTUNITIES MANAGEMENT, L.L.C.,
                             as Managing Member

                         By: ALLIANCE CAPITAL MANAGEMENT L.P., as
                             Managing Member

                         By: ALLIANCE CAPITAL MANAGEMENT
                             CORPORATION, as General Partner

                         By: ______________________________
                             Name:
                             Title:


                         AMSOUTH BANK, as a Lender


                         By: ______________________________
                             Name:
                             Title:

                                                                       EXHIBIT A


                                 REAFFIRMATION

          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 and Waiver to the Second Amended and Restated Credit Agreement dated as of December 14, 1998 by and among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), GASBOY INTERNATIONAL, INC., a Pennsylvania corporation ("Gasboy"), TOKHEIM-SOFITAM S.A., a societe anonyme organized under the laws of France ("Tokheim-Sofitam"), TOKHEIM SOFITAM APPLICATIONS S.A., a societe anonyme organized under the laws of France ("Sofitam Applications", and, together with the Company, Gasboy and Tokheim-Sofitam, the "Borrowers"), the financial institutions from time to time party thereto (the "Lenders") and BANK ONE, INDIANA, NATIONAL ASSOCIATION, formerly known as NBD BANK, N.A., in its individual capacity as a Lender and as contractual representative on behalf of the Lenders (the "Administrative Agent"), CREDIT LYONNAIS, as Documentation and Collateral Agent, and BANKERS TRUST COMPANY, as Co-Syndication Agent, as amended by an Amendment No. 1, an Amendment No. 2 and an Amendment No. 3, dated as of January 11, 1999, March 1, 1999 and February 27, 1999, respectively (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), which Amendment No. 4 and Waiver is dated as of October 14, 1999 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by any Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, Pledge Agreement, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by Amendment No. 1, Amendment No. 2, Amendment No. 3 and the Amendment and as the same may from time to time hereafter be amended, modified or restated.


Dated as of October 14, 1999      TOKHEIM AUTOMATION CORPORATION
                                  ENVIROTRONIC SYSTEMS, INC.
                                  TOKHEIM INVESTMENT CORP.
                                  SUNBELT HOSE & PETROLEUM
                                       EQUIPMENT, INC.
                                  GASBOY INTERNATIONAL, INC.
                                  MANAGEMENT SOLUTIONS, INC.
                                  TOKHEIM EQUIPMENT CORPORATION
                                  TOKHEIM RPS, LLC
                                       By:  Gasboy International, Inc.
                                  TOKHEIM-SOFITAM S.A.
                                  TOKHEIM SOFITAM APPLICATIONS S.A.


                                  By: ______________________________
                                      Name:
                                      Title: